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                        INSpire Insurance Solutions, Inc.

                                License Agreement

This License Agreement is made this 31st day of December, 1998 (the "Effective Date") by and between INSPIRE INSURANCE SOLUTIONS, INC., a Texas corporation having its principal place of business located at 300 Burnett Street, Fort Worth, Texas, 76102, ("INSpire"), and Philadelphia Consolidated Holding Corp. and all of its subsidiaries, including, but not limited to, Philadelphia Insurance Company of One Bala Plaza, Ste. 100, Bala Cynwyd, Pennsylvania, 19004, (collectively, "Client").

WHEREAS, Client has been using certain software licensed by Inspire on a trial basis and now desires to acquire such software, in addition to other software, under a perpetual license; and

WHEREAS, Inspire desires to license such software to Client and provide Client with (i) related implementation services pursuant to an Implementation Support schedule attached hereto; and (ii) support and maintenance services pursuant to a System Maintenance schedule which is also attached hereto;

NOW, THEREFORE, in consideration of the mutual promises herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. INSpire grants to Client, and Client accepts, subject to all the terms and conditions of this Agreement, a non-exclusive, non-transferable (except as permitted under Section 3), perpetual License to use a property and casualty information processing system (the "System"). The System consists of certain computer software as more fully described in Schedule 6 of this Agreement and the documents specified in Schedule 4 (collectively such documents are hereinafter referred to as the "System Specifications").

2. Attached hereto are Schedules 1 through 8. Such schedules are incorporated herein by reference as if set forth in full (except for Schedule 8), and both parties expressly agree to be bound by them.

3. The License granted hereunder is limited to use of the System by the Client for processing its data and files at any of Client's locations and on any type of network, including, but not limited to, a wide area network configuration which connects Client's locations to the System via remote access modems.

      The rights, benefits, duties, and obligations granted to Client hereunder are personal to Client, and the Agreement may not be sold, transferred or assigned to any third party without the express written consent of INSpire. Any attempted sale, transfer, or assignment without such consent shall be null, void, and of no effect. Notwithstanding the foregoing or anything herein to the contrary, Philadelphia Consolidated Holding Corp. shall be permitted to assign this Agreement, without the imposition of any transfer or assignment fees, to any one of the following parties: (i)


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      any successor by merger, acquisition, consolidation or other corporate restructuring; (ii) any parent, subsidiary or affiliate; or (iii) any entity which purchases all or substantially all of Philadelphia Consolidated Holding Corp.'s or any of its subsidiaries' assets. Unless otherwise agreed by the parties, the use of the Software System by any assignee of Client shall be limited to processing the data, records and/or customers of that portion of Client's business supported by the Software System prior to assignment of this Agreement.

4. (a) INSpire warrants that for a period of one (1) year after the date of Acceptance of the System under Schedule 5, the System will conform to the System Specifications, except for any failure to conform caused by Client-created error.

      Should the System fail to perform in accordance with the foregoing warranty during the warranty period, INSpire will, at its sole cost and expense, correct the non-conformity(ies) within the following time frames corresponding to the severity level of the failure/non-conformity:

      i. Priority A -INSpire will acknowledge Priority A failures/non-conformities within one (1) hour during normal business hours, 8:00 a.m. CST -- 5:00 p.m. CST and within two (2) hours outside of normal business hours from the time the call was placed by Client. INSpire will provide a fix or workaround within the later of twenty (24) hours from the time the call was placed by Client or at the start of the first business day after the call.

      ii. Priority B - INSpire will acknowledge Priority B failures/non-conformities within one (1) hour during normal business hours, 8:00 a.m. CST -- 5:00 p.m. CST and within two (2) hours outside of normal business hours from the time the call was placed by Client. INSpire will provide a fix or workaround within seventy two (72) hours from the time the call was placed by Client.

      iii. Priority C - INSpire will acknowledge Priority C failures/non-conformities within seventy two (72) hours from the time the call was placed by Client. INSpire will provide a fix or workaround within seven (7) days from the time the call was placed by Client.

      For any failures/non-conformities for which INSpire provides a workaround, INSpire will provide a schedule for the fix of such failure/non-conformities and INSpire will use its reasonable best efforts to provide such fix within thirty (30) days after the call was placed by Client.

      For purposes of this section 4 a., the following definitions apply:

      Priority A means a failure/non-conformity that renders the System inoperative or causes the System to fail catastrophically.

      Priority B means a failure/non-conformity that significantly degrades performance of the System or materially restricts Client's use of the System.

      Priority C means a failure/non-conformity that causes only a minor impact on the use of the System.


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      The priority level of each reported failure/non-conformity will be determined jointly between Client and INSpire at the time the failure/non-conformity is reported.

      If the failure of the System to conform to the System Specifications is due to Client-created error, Client agrees to pay for Inspire's services (at the time and materials rates specified in Schedule 7) rendered in analyzing and correcting the non-conformity(ies), provided that any such non-conformity(ies) are corrected.

      (b) Inspire represents and warrants that the System and all updates thereto can and will correctly handle the change of the century in a standard and compliant manner, including the year 2000 and beyond as well as the leap year and the absence of leap year, and will operate accurately in all respects with respect to date related operations. For purposes of this Agreement, compliance with the foregoing with respect to the year 2000 shall mean that neither the performance nor the functionality of the System will be affected by any changes caused by the advent of the year 2000.

      In particular:

      i. Year 2000 compliance shall mean that no value used for the current date will cause any interruption in the operation of the System.

      ii All manipulations of time-related data will produce the desired results for all valid dates within the System, proper to, through and beyond the year 2000.

      iii Where required, data elements, interfaces and data storage will specify the century to eliminate data ambiguity

      iv Where any date element is represented without a century, the correct century shall be unambiguous for all manipulations involving that element.

      (c) Inspire represents and warrants that it is the owner of all right, title and interest in and to the System (except for the component noted on Schedule 6 as being owned by Cover All Technologies, Inc., referred to hereinafter as the "ValueRate Software" and the component noted on
      Schedule 6 as being owned by Bexar, Inc., referred to hereinafter as the "M.A.R.S. Software") and that it has the right to grant to Client the license granted hereunder free and clear of any liens and encumbrances. With respect to the ValueRate Software and the M.A.R.S Software, Inspire represents and warrants that it has the rights to license such software to Client on the terms herein stated.

      (d) INSpire warrants that the System is and shall remain free of features such as "back doors", "trojan horses" and "time bombs" through which the System could be disabled either directly or indirectly via remote access.

      (e) INSpire warrants that the System is and shall remain free of any and all computer viruses (excluding any viruses exposed to the System by Client) and that Inspire has taken all reasonable steps to ensure that the System is free of such viruses.

      (f) INSpire warrants that all services rendered hereunder shall be rendered in a professional manner consistent with general industry practices. INSpire also warrants there will be no reassignment of resources to another client of INSpire when such reassignment would hinder or adversely affect the successful completion of the


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      Implementation Tasks identified on Schedule 7 of this Agreement or the successful completion of the Acceptance Criteria identified on Schedule 5 of this Agreement.

5. Client acknowledges that the System is a confidential and commercially valuable proprietary product of INSpire, and agrees to keep the System confidential and not to disclose it, in full or in part, to any third party (except its employees, accountants, attorneys, and any governmental authority or agency) without the express written consent of INSpire, such written consent by INSpire not to be unreasonably withheld. Notwithstanding the foregoing, Client shall not be in breach of this
      Section 5 if Client is required to disclose the System or any information related thereto pursuant to applicable laws, rules or regulations, government requirement, court order or in connection with the enforcement of any of its rights or remedies under this Agreement. Client agrees, in furtherance of this provision, to exercise at least the same degree of care with respect to the System as it exercises with respect to its own data, records, information, materials and processes which it deems to be confidential and proprietary in nature.

      Inspire shall hold in confidence and not disclose (except on a confidential basis to its employees who need to know and who are informed of their confidentiality obligations) all Confidential Information received from Client in the same manner and to the same extent as it holds in confidence its own Confidential Information, and shall not use any such Confidential Information except for purposes contemplated by this Agreement. As used in this Agreement, "Confidential Information" shall mean all confidential and proprietary information, including but without limitation, components, drawings, data, plans, programs, specifications, techniques, processes, inventions or other information or material, owned, possessed or used by Client which is disclosed orally, in writing or is viewed by Inspire. In the event of a breach by Inspire of its obligations under this paragraph, Client will suffer irreparable harm, Client's remedies at law will be inadequate and Client shall have, in addition to any other remedies it may have, the right to obtain injunctive relief to restrain any breach or threatened breach thereof

      Except to the extent retained in connection with the enforcement of its rights and remedies under this Agreement, upon termination of this Agreement, Client shall return to INSpire any and all copies of the System, or any portion thereof, whether said copies were created by INSpire or by Client.

      It is expressly agreed by the parties that the termination of this Agreement will not terminate their obligations under this paragraph.

6. APART FROM THE WARRANTIES EXPRESSLY MADE IN THIS AGREEMENT, INSpire MAKES NO WARRANTIES, EXPRESSED OR IMPLIED, CONCERNING THE CAPABILITIES, PERFORMANCE, SPECIFICATIONS, OR CHARACTERISTICS OF THE SYSTEM.

      Neither party will be responsible to the other for any incidental or consequential damages, including but not limited to loss of business or business profits, regardless of whether said damages were foreseeable. Notwithstanding anything herein to the contrary, the foregoing limitations on INSpire's liability shall not apply to (i) damages arising from INSpire's willful misconduct; or (ii) the following paragraph.


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      Notwithstanding anything in this Agreement to the contrary, INSpire shall pay Client as liquidated damages and not as a penalty, $10,000 per week for each full week that completion of Implementation (as specified in Schedule 7) is later than the Implementation Date (as defined in Schedule
      7). Any such damages owed Client, as calculated weekly, shall be paid within five (5) days of the end of the week giving rise to such damages.

      Payment of liquidated damages owed to Client by INSpire (as described in the above paragraph) in excess of any monies actually paid by Client to INSpire under Schedule 2--Payment Terms of this License Agreement may, at INSpire's option, be done in the form of a credit to Client towards any future monies owed by Client under this License Agreement. However, if this License Agreement is terminated by either party for any reason, all liquidated damages owed to Client by INSpire, including any that have been credited in accordance with the foregoing sentence, shall be paid within five (5) days of the effective date of termination.

7. (a) INSpire warrants that it is the owner of the System (except for the ValueRate and M.A.R.S Software) and has the right to license it to Client. INSpire further warrants that the System does not infringe upon the proprietary interest or intellectual property rights of any third party. Client agrees to promptly inform INSpire in writing should it become aware of any claim or allegation that the System infringes upon the copyright, patent, trademark or any other proprietary right of a third party, in which event INSpire shall defend, indemnify and hold Client harmless from and against any such allegation, claim or action at its own expense, and to pay all costs (including reasonable attorneys' fees) incurred by, and damages finally awarded against, Client or paid by Client in settlement of such action. Client agrees to cooperate with said defense by complying with INSpire' reasonable instructions and requests to Client in connection with said defense. If, as the result of any such claim or action, Client is unable to use the System or any material portion thereof, Client shall have the right to terminate this Agreement upon written notice to INSpire, in which case INSpire shall promptly refund all fees previously paid by Client to INSpire hereunder.

      (b) INSpire agrees to indemnify, defend and hold harmless Client and its directors, officers and employees (collectively, the "Indemnified Parties") from and against all claims, losses, liabilities, damages and expenses (including reasonable legal fees and expenses) suffered or incurred by any of them resulting from, based upon, relating to or arising out of (i) a breach of any warranties made by INSpire herein, (ii) a breach by INSpire of any of its obligations hereunder, (iii) the conduct of INSpire, its employees, agents and subcontractors and any breach or violation of law.

8. Upon delivery of the System to Client, the risk of loss, damage or destruction shall be borne by Client. In the event of such loss, damage or destruction, INSpire agrees to furnish replacement materials at its reasonable costs but in no event be liable for the loss or replacement of Client's data used with the System except as otherwise provided for in this agreement.

9. Subject to the limitations on assignment contained in Paragraph 3, above, this Agreement shall be binding upon the parties hereto, their legal representatives, successors, subsidiaries and assigns.


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10.   In addition to the payment specified in this Agreement, Client shall pay any present or future sales, excise, use, value-added or other similar taxes or duties levied or based on payments made pursuant to this Agreement or on the System in regard to its use by Client or on the Agreement. INSpire agrees to promptly remit all taxes collected from Client to the appropriate taxing authority.

11. Neither party shall, without the express written consent of the other party, directly or indirectly induce or attempt to induce any employee of the other party to terminate his or her employment with the other party or hire any employee of the other party.

12. This Agreement may be terminated by INSpire for nonpayment of any monies due hereunder after thirty (30) days written notice from INSpire, or if Client fails to comply with the confidentiality provisions contained herein and Client fails to cure such failure or make such payment within thirty (30) days of written notice from INSpire. Such termination shall not affect any other remedy for said breach to which INSpire may be entitled.

      This Agreement may be terminated at any time by Client provided that Client (1) return all System materials to INSpire, (2) pay to INSpire the balance of any unpaid license fees (except where termination is due to (i) a breach of this Agreement by Inspire or (ii) rejection of the System by Client in accordance with Schedule 5), (3) pay to INSpire any unpaid service fees for work performed under this Agreement. Upon termination, INSpire shall not be responsible for the refund of any monies paid hereunder, except as otherwise provided in this Agreement. If Client terminates this Agreement as the result of a breach by INSpire which has remained uncured past the time frames outlined in section 4 a. of this Agreement INSpire shall promptly refund all fees paid by Client under this Agreement in accordance with the following refund schedule:

      i. 100% of all fees (License, Implementation & Maintenance) paid by Client if the breach occurs within one year from the Effective Date of this Agreement or within one year from the date of Acceptance (as defined in schedule 5) of the System by Client, whichever is later.

      ii. 50% of all fees (License, Implementation & Maintenance) paid by Client if the breach occurs after one year, but less than two years, from the date of this Agreement or the date of Acceptance of the System by Client, whichever is later.

      iii. 25% of all fees (License, Implementation & Maintenance) paid by Client if the breach occurs after two years, but less than three years, from the date of this Agreement or the date of Acceptance of the System by Client, whichever is later.

      iv. 12.5% of all fees (License, Implementation & Maintenance) paid by Client if the breach occurs after three years, but less than four years, from the date of this Agreement or the date of Acceptance of the System by Client, whichever is later.


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      v.    6.25% of all fees (License, Implementation & Maintenance) paid by
            Client if the breach occurs after four years, but less than five years, from the date of this Agreement or the date of Acceptance of the System by Client, whichever is later.

13. This agreement shall be governed by any applicable provisions of the Uniform Commercial Code, unless the provisions of this Agreement are inconsistent therewith.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania, excluding that body of laws of such state dealing with conflicts of law.

15 This Agreement supersedes all prior communications and agreements between the parties relating to the subject matter of this Agreement and constitutes the full understanding between the parties with respect thereto. No waiver of any provision of this Agreement or of any breach and no modification or supplement hereto shall be binding, unless in writing and signed by an officer of INSpire and Client, and no waiver shall apply to any subsequent breach of the same or similar provision.

16. A waiver of a breach or default under this Agreement shall not be a waiver of any other breach or default. Failure of either party to enforce compliance with any term or condition of this Agreement shall not constitute a waiver of such term or condition unless accompanied by a clear written statement that such term or condition is waived.

17. Except as otherwise provided in this Agreement, any notices required or permitted to be given under this Agreement shall be in writing and shall be deemed given if delivered in person or when sent by registered or certified mail (return receipt requested) with postage and registration or certification fees thereon prepaid, addressed to the party at its address set forth below:

      If to Inspire: ATTN: President
                     Inspire Insurance Solutions, Inc.
                     300 Burnett Street
                     Fort Worth, TX 76102

      If to Bexar:   ATTN: President
                     Bexar, Inc.
                     2356 Hassell Rd. Suite A
                     Hoffman Estates, Illinois 60195

      If to Client:  Jack T. Carballo
                     Vice President of Insurance Operations
                     Philadelphia Insurance Companies
                     One Bala Plaza, Suite 100
                     Bala Cynwyd, PA 19004


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18.   Termination of this Agreement shall not terminate or negate any obligations of either party which have accrued prior to termination and which, by their nature, are intended to survive termination, including, but not limited to, Sections 5, 6, 7 and any other provisions under which Client is entitled to a refund of fees.

19. Prior to commencement of any services under this Agreement, INSpire shall place and maintain with responsible insurance carriers reasonably acceptable to Client, policies of insurance described in this section with the coverage amounts required herein. Inspire shall, if requested by Client, deliver to Client copies of certificates evidencing such insurance, which shall designate Client as an Additional Insured on the Commercial General Liability policy only (not a named insured) and which shall provide thirty (30) days prior written notice to Client in the event of cancellation or other termination of same, as follows:

            (a) Comprehensive General Liability. INSpire shall procure Comprehensive General Liability coverage including Blanket Contractual, Broad Form Property Damage, Completed Operations and Independent Contractor's Liability with a minimum limit of liability in the amount of $2,000,000. This coverage may be provided under INSpire's Umbrella Liability policy and shall be in the form of "occurrence" coverage.

            (b) Workers' Compensation. INSpire shall procure Workers' Compensation at the statutory limits in compliance with the applicable State and Federal Laws.

            (c) E & 0 and Professional Liability. INSpire shall procure Error and Omission and Professional Liability coverage with a minimum limit of liability of $2,000,000 each claim. This coverage shall be in the form of "claims made" coverage. This coverage shall not have any retention or deductible in excess of $250,000 per claim.

            (d) Comprehensive Automobile Liability. INSpire shall procure Comprehensive Automobile Liability Insurance including coverage for Personal Injury, Bodily Injury and Property Damage with a minimum combined single limit of liability of $l,000,000.

            (e) Directors & Officers Liability. INSpire shall procure Directors & Officers Liability coverage with a minimum limit of liability of $5,000,000 each claim. This coverage shall be in the form of "claims made" coverage. This coverage shall not have any retention or deductible in excess of $250,000 per claim.


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      IN WITNESS HEREOF the parties have caused the signatures of their duly authorized officers to be hereunto affixed.

                        INSpire Insurance Solutions, Inc.
                                License Agreement

Accepted By:

INSPIRE INSURANCE SOLUTIONS, INC.       PHILADELPHIA CONSOLIDATED
                                        HOLDING CORP.

                                        on behalf of itself and its subsidiaries


BY: /s/ W. J. SMITH, III                BY: /s/ JAMES J. MAGUIRE, JR.
   -----------------------------           -------------------------------------
    (Authorized Officer)                    (Authorized Officer)

Name:  W. J. SMITH, III                 Name:  JAMES J. MAGUIRE, JR.
     ---------------------------             -----------------------------------

Title: President & COO                  Title: Executive Vice President & COO
      --------------------------              ----------------------------------

Address: 300 Burnett Street             Address: One Bala Plaza, Ste. 100
         Fort Worth, TX 76102                    Bala Cynwyd, PA 19004

Date: January 19, 1999                  Date: December 31, 1998
     ----------------------                  ------------------------

Bexar, Inc. agrees to be bound by this Agreement as a guarantor of INSpire's obligations with respect to the MARS Software.

           BEXAR, INC.

           By:      /s/ RIC DEBEJAR
                    ------------------------------
           Name:    RIC DEBEJAR
                    ------------------------------
           Title:   President
                    ------------------------------
           Date:    January 25, 1999
                    ------------------------------


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Supplemental Conditions
Schedule 1 -- Hardware

      Hardware Requirements

The System must be capable of supporting 200 simultaneous users with the following response time:

          *Local Connections -- 5 seconds or less
          *Remote Connections -- 10 seconds or less

The System must be fully functional in the following environments:

Workstation:

Workstations consist of personal computers running Window 95 or Windows 98 or Windows NT Workstation. Machines should be 300MH Pentium Processor with a minimum of 64MB of memory for Win95/98 or 64MB of memory for Windows NT Workstation. The workstations connect to the network using Novell NetWare Client 32 Version 2.x or higher. The display should be SVGA (800x600x256) capable. The system does not require any local disk storage on the client machine.

System/Database Servers:

Servers consist of Compaq Proliant Series machines using the Compaq internal disk array or Data General Aviion series machines utilizing a Clariion disk array in raid 5 configuration. The database server should be any machine running an operating system (OS), for which a version of Oracle is available. Operating systems include Novell NetWare 3.12 or higher, Windows NT 3.51 or higher.

Local Area Network

The network environment is a 10/100 MB Ethernet network using Intel 10/100 network interface cards and a mix of Intel and Synoptics 10/100 hubs. These are connected to the servers via a Cisco catalyst 5500 LAN switch.

Wide Area Network:

The wide area network is a combination of frame relay and dial-up networking. The frame relay network is a point to point methodology, using Cisco routers and Motorola FT100 CSU/DSU's to link to the home office. The dial-up network utilizes VPN or Internet tunneling technology to connect to the home office. All wide area strategies use Citrix as the operating client for remote processing. The System must be compatible with multiple Citrix Winframe and Metaframe products.


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Schedule 1 -- Hardware, continued

Accepted By:

INSPIRE INSURANCE SOLUTIONS, INC.       PHILADELPHIA CONSOLIDATED
                                        HOLDING CORP.

                                        on behalf of itself and its subsidiaries


BY: /s/ W. J. SMITH, III                BY: /s/ JAMES J. MAGUIRE, JR.
   -----------------------------           -------------------------------------
    (Authorized Officer)                    (Authorized Officer)

Name:  W. J. SMITH, III                 Name:  JAMES J. MAGUIRE, JR.
     ---------------------------             -----------------------------------

Title: President & COO                  Title: Executive Vice President & COO
      --------------------------              ----------------------------------

Address: 300 Burnett Street             Address: One Bala Plaza, Ste. 100
         Fort Worth, TX 76102                    Bala Cynwyd, PA 19004

Date: January 19, 1999                  Date: December 31, 1998
     ----------------------                  ------------------------


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Supplemental Conditions
Schedule 2 -- Payment Terms

      Payment Terms

            A.    License Agreement

                  1.    25% of license fee upon execution of License Agreement.

                  2.    75% of license fee upon Acceptance, as defined in
                        Schedule 5 of this Agreement.

                  Client may, at its sole option, elect to accept and use any one of the individual components that collectively comprise the System (as such components are identified in Schedule 4 of this Agreement) even though the remaining components may not collectively meet the Acceptance Criteria referenced in Schedule 5 of this Agreement. If Client elects such an option, then Client must pay INSpire the full amount of the license fee applicable to such component as listed on Schedule 6 of this Agreement.

            B. All work performed by INSpire under (i) Section 4(a) for client-caused errors; (ii) Schedule 3 for training in excess of training included in the license fees; or (iii) Schedule 7 for implementation, shall be billed on an hourly basis each month in accordance with the rates specified in Schedule 7. All payments shall be due and payable within thirty (30) days of receipt of invoice.

            C.    Other Expenses

                  In addition to the payments provided for above, Client will pay INSpire for the following miscellaneous personnel expenses:

                  1. Mileage at the IRS published rate in force on the date incurred.

                  2. All other reasonable travel and lodging expense incurred by INSpire personnel pursuant to this Agreement and approved in advance by Client.

                  3. Out-of-pocket expenses for meals or other expenses not specified elsewhere in this schedule and approved in advance by Client.

                  4. Any work performed by INSpire at the written request of Client outside the scope of services already contracted for within the terms of this Agreement will be billed by INSpire on a time and expense basis at the rates specified in Schedule 7. All work performed on a time and expense basis must be approved by Client in writing before actually being performed by INSpire. If such work is not approved by Client in writing before such work is performed then Client is not obligated to pay for the work.

            D.    Source Code

                  Payment of the license fee guarantees to Client the source code for the System (excluding the ValueRate and M.A.R.S. Software), and INSpire shall deliver such source code


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Schedule 2 -- Payment Terms, continued

                  (including a copy of all source code documentation relating thereto) promptly following Acceptance. With respect to the M.A.R.S. Software, Bexar agrees to enter into a mutually acceptable source code escrow agreement with Client within thirty days of the Effective Date of this Agreement. Among other terms customarily found in such agreements, Bexar will agree to a release of the M.A.R.S. Software source code to Client in the event INSpire ceases to be a going concern, INSpire commences a voluntary bankruptcy proceeding, or an involuntary bankruptcy proceeding is commenced against INSpire, or INSpire fails to support and maintain the M.A.R.S. Software in accordance with the terms of this Agreement.

                  With respect to the ValueRate Software, INSpire agrees to enter into a mutually acceptable source code escrow agreement with Client within thirty days of the Effective Date of this Agreement. Among other terms customarily found in such agreements, INSpire will agree to a release of the ValueRate Software source code to Client in the event INSpire ceases to be a going concern, INSpire commences a voluntary bankruptcy proceeding, or an involuntary bankruptcy proceeding is commenced against INSpire, or INSpire fails to support and maintain the ValueRate Software in accordance with the terms of this Agreement. INSpire warrants that it has the authority of Cover All Technologies, Inc. to enter into such an escrow agreement regarding the ValueRate Software source code.

Accepted By:

INSPIRE INSURANCE SOLUTIONS, INC.       PHILADELPHIA CONSOLIDATED
                                        HOLDING CORP.

                                        on behalf of itself and its subsidiaries


BY: /s/ W. J. SMITH, III                BY: /s/ JAMES J. MAGUIRE, JR.
   -----------------------------           -------------------------------------
    (Authorized Officer)                    (Authorized Officer)

Name:  W. J. SMITH, III                 Name:  JAMES J. MAGUIRE, JR.
     ---------------------------             -----------------------------------

Title: President & COO                  Title: Executive Vice President & COO
      --------------------------              ----------------------------------

Address: 300 Burnett Street             Address: One Bala Plaza, Ste. 100
         Fort Worth, TX 76102                    Bala Cynwyd, PA 19004

Date: January 19, 1999                  Date: December 31, 1998
     ----------------------                  ------------------------

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

================================================================================

Supplemental Conditions
Schedule 3 -- Training/Installation/Documentation

      Training

            A. The training classes specified below in Section B for the System as accepted without customizations (including both user and operational training) are included in the license fee. Training courses are conducted by INSpire personnel at the Client site in a classroom setting equipped with workstations, overhead projectors, a visual display unit, a flip chart, and/or a dry erase board whenever possible. Course books are provided for up to twenty students in each class. Workshops or exercises are included in the class in order to provide the participants with practical hands-on use of the system. Additional or customized training requested by the Client is available on a time and materials basis at the rates specified in Schedule 7.

            B. The following is a list of Base System classes (one session each) included in the license fee for Client:

                  WPC User Courses

                  1. Administrator/Operator Training -- INSpire 200
                  2. Premium System Training (including Billing) -- INSpire 107
                  3. Claims System Training -- INSpire 112
                  4. Financials Training -- INSpire 114
                  5. Reference File Training -- INSpire 119
                  6. Open Item Reconciliation System Training -- INSpire 111
                  7. Agency System Training -- INSpire 105

                  ValueRate

                  8. System Administration Training
                  9. Policy Administration and Rating Training

                  M.A.R.S.

                  10. User Training, Class 1 (8 hours)
                  11. Technical Training, Class 2 (8 hours)

            C. Training is limited to a reasonable number of people per class, not to exceed 20. Additional materials and training for more than twenty people will be provided on a time and materials basis at the fees stated in Schedule 7.

      Installation

A. Installation of the System is included in the implementation fees. Installation consists of: INSpire's technicians loading the System on Client's servers, network & workstations. Value Rate, M.A.R.S. & WPC will be installed on both Client's LAN and CITRIX servers. The following products/components are included as part of Installation:

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

================================================================================

Schedule 3 -- Training/Installation/Documentation, continued

o     Value Rate software with the following specifications:
      -     Oracle database.
      - Capable of running all states (excluding Massachusetts automobile & all coverage lines for Hawaii).
      - Configured to support the following six coverages: General Liability, Inland Marine, Crime, Glass, Commercial Auto, and Commercial Property (inclusive of Boiler & Machinery, Earthquake, & Flood).
      -     Configured with Client's individual State rate effective dates.
      -     Configured with Client's individual State loss cost multipliers.
      - Configured with Client's modifications to accept product codes & expanded producer profile.
o Transfluent interface software capable of processing all states (excluding Massachusetts automobile & all coverage lines for Hawaii).
o     32-bit WPC software with an Oracle database.
o     PSP software.
o     Batch Scripts needed to run Transfluent interface.
o     Open Door software needed to run Transfluent interface.
o     Managerial and Actuarial Reporting System (M.A.R.S.) reporting Software.

Documentation

      A. The Client is provided with one printed set of user documentation reflecting the System. The Client is permitted to make additional copies as necessary.

      B Documentation is also available on-line using Microsoft Word and Doc-To-Help.

Accepted By:

INSPIRE INSURANCE SOLUTIONS, INC.       PHILADELPHIA CONSOLIDATED
                                        HOLDING CORP.

                                        on behalf of itself and its subsidiaries


BY: /s/ W. J. SMITH, III                BY: /s/ JAMES J. MAGUIRE, JR.
   -----------------------------           -------------------------------------
    (Authorized Officer)                    (Authorized Officer)

Name:  W. J. SMITH, III                 Name:  JAMES J. MAGUIRE, JR.
     ---------------------------             -----------------------------------

Title: President & COO                  Title: Executive Vice President & COO
      --------------------------              ----------------------------------

Address: 300 Burnett Street             Address: One Bala Plaza, Ste. 100
         Fort Worth, TX 76102                    Bala Cynwyd, PA 19004

Date: January 19, 1999                  Date: December 31, 1998
     ----------------------                  ------------------------

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

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System Specifications
Schedule 4

      System Specifications

            The System Specifications are comprised of the following:

o Value Rate -- as collectively outlined, defined and described in the Commercial Package Policy Application Description Manual dated 12/02/98, the Commercial Auto Application Description Manual dated 12/02/98 and the Philadelphia Insurance Companies' Commercial Umbrella Underwriting Guideline dated 1/1/97.
o Transfluent, a software product which maps and translates data from one format to another. This translation is controlled by user configurable parameters. In the INSpire total processing solution, these parameters are pre-set and are used to convert data which has been entered and calculated in Value Rate to WPC on a nightly basis. This facilitates a single point of entry. Inclusive in this component is the tool known as "Open Door". It is hereby warranted by INSpire that the nightly batch process performed via this Transfluent component of the System will take no longer than two hours to process a minimum of 200 policies a night. It is agreed that the nightly batch process will be performed only on a stand-alone machine as described in Schedule 1 of this Agreement. "The Nightly Batch Process" is defined as inclusive of all of the following functions:

            a.)   the extraction of data from Value Rate
            b.)   the conversion of data from Value Rate to WPC using
                  Transfluent
            c.)   executing all edit processing using WPC's Open Door facility
            d.)   executing all WPC batch jobs, not including printing, needed to update the WPC database

o WPC -- as outlined, defined and described in the WPC Windows into Property and Casualty Base Functionality Document, Version 6.
o PSP Policy Set Production -- as outlined, defined and described in the PSP Base Functionality Document (WPC/EmPOWER Interface) dated 12/02/98
o     Base Reports - as presented in the WPC Base Reports Documentation
o     Managerial and Actuarial Reporting System (MARS) report writer software

Accepted By:

INSPIRE INSURANCE SOLUTIONS, INC.       PHILADELPHIA CONSOLIDATED
                                        HOLDING CORP.

                                        on behalf of itself and its subsidiaries


BY: /s/ W. J. SMITH, III                BY: /s/ JAMES J. MAGUIRE, JR.
   -----------------------------           -------------------------------------
    (Authorized Officer)                    (Authorized Officer)

Name:  W. J. SMITH, III                 Name:  JAMES J. MAGUIRE, JR.
     ---------------------------             -----------------------------------

Title: President & COO                  Title: Executive Vice President & COO
      --------------------------              ----------------------------------

Address: 300 Burnett Street             Address: One Bala Plaza, Ste. 100
         Fort Worth, TX 76102                    Bala Cynwyd, PA 19004

Date: January 19, 1999                  Date: December 31, 1998
     ----------------------                  ------------------------

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

================================================================================

Systems Acceptance Test
Schedule 5

      Systems Acceptance Test

            1. Within twenty (20) business days of completion of implementation of the System in accordance with Schedule 7, Client, with INSpire's assistance, shall test the functional capabilities of the System and determine whether the System satisfies all of the criteria set forth on the attachment to this Schedule 5 (collectively, the "Acceptance Criteria").

                  If the System satisfies all of the Acceptance Criteria as reasonably determined by Client, the System shall be deemed to be accepted ("Acceptance"). If any of the criteria are not satisfied as reasonably determined by Client, the System shall not be accepted and INSpire shall have as many additional days as they feel necessary to remedy the problems which caused the System to fail to satisfy the Acceptance Criteria. When INSpire advises Client that the problems have been remedied the parties shall again determine whether the System satisfies all of the Acceptance Criteria. Notwithstanding the above, if the System fails to satisfy all of the Acceptance Criteria as reasonably determined by Client by August 1, 1999 Client shall have the option, in its sole discretion, to (i) terminate this Agreement immediately and receive a refund of all license, maintenance and implementation fees paid hereunder; or (ii) allow INSpire to continue to attempt to remedy the problems which caused the System to fail to satisfy all of the Acceptance Criteria. If Client elects to allow INSpire to continue past August 1, 1999 with its attempts to remedy the problems causing failure to satisfy all of the Acceptance Criteria, Client still retains its right to terminate this Agreement at any time thereafter and receive a refund of all license, maintenance and implementation fees paid hereunder, within 10 days of termination.

                  In no event shall Client be obligated to accept the System if the Acceptance Criteria have not been satisfied within the time frame indicated above or any other time frame which the parties may, in Client's sole discretion, agree to in writing.

                  The Acceptance test will be performed on the hardware specified on Schedule 1 of this Agreement.

                              "ACCEPTANCE CRITERIA"

1.    The Value Rate software component of the System must allow the Client to:

      o Enter Client test package policies including independent (non-ISO) filed coverages
      o     Specify Client's product codes, bill plans & commission plans
      o     Accurately rate test policies with standard ISO
      o rates & Client specified rate effective dates and loss cost multipliers for the 48 states and coverages identified in the definition of Installation in Schedule 3 of this Agreement.
      o     Accurately rate test policies with rate overrides.
      o     Create appropriate rating worksheets
      o     Convert policies from quote status to bound status.

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

================================================================================

Schedule 5, continued

      o Fully print test policies including declaration pages, sub-declarations pages and all standard ISO endorsements.

2.    The Transfluent software component of the System must allow the Client to:

            o Successfully transport all applicable and necessary fields from Value Rate to WPC as per the "Nightly Batch Process" defined under Schedule 4, System Specifications, of this Agreement.

3.    The WPC software component of the System must allow the Client to:

            o Accurately capture premium and policy data from the Value Rate system including but not limited to product code, billing, commission and statistical information.
            o     Accurately perform customer service functions
            o     Accurately enter Cash payment for each of the bill types.
            o     Accurately create a cash adjustment.
            o     Accurately create a refund a check.
            o     Accurately enter flat & midterm cancellations.

4. The PSP software component of the System must allow the Client to run daily cycles to:

            o     Accurately print agency, direct and account bills.
            o     Accurately print commission statements.
            o Accurately print reports as specified by the INSpire Base Reports documentation referenced in Schedule 4 of this Agreement.
            o     Accurately enter and process claims

5. The M.A.R.S. software component of the System must allow the Client to define, extract and print management reports from the data contained within the ValueRate and WPC software components of the System.

6. In addition to the specific functionality of the items listed in paragraphs 1. through 5. above, the functionality of all processes specifically identified in the documentation referenced in Schedule 4 of this Agreement as System Specifications are considered part of this Acceptance Criteria.

Accepted By:

INSPIRE INSURANCE SOLUTIONS, INC.       PHILADELPHIA CONSOLIDATED
                                        HOLDING CORP.

                                        on behalf of itself and its subsidiaries


BY: /s/ W. J. SMITH, III                BY: /s/ JAMES J. MAGUIRE, JR.
   -----------------------------           -------------------------------------
    (Authorized Officer)                    (Authorized Officer)

Name:  W. J. SMITH, III                 Name:  JAMES J. MAGUIRE, JR.
     ---------------------------             -----------------------------------

Title: President & COO                  Title: Executive Vice President & COO
      --------------------------              ----------------------------------

Address: 300 Burnett Street             Address: One Bala Plaza, Ste. 100
         Fort Worth, TX 76102                    Bala Cynwyd, PA 19004

Date: January 19, 1999                  Date: December 31, 1998
     ----------------------                  ------------------------

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

================================================================================

License Costs
Schedule 6

License Fee Schedule

The System includes the following:

--------------------------------------------------------------------------------
Windows into Property & Casualty (WPC) System, as per
Schedule 4

License Fee:                                                           $645,000

--------------------------------------------------------------------------------
Policy Set Production (PSP) as per Schedule 4

License Fee:                                                           $ 30,000

--------------------------------------------------------------------------------
* ValueRate as per Schedule 4

      - Commercial Package Policy (excluding HI)
      - Commercial Auto with Garage (excluding MA and HI)
      - Commercial Texas Auto
      - Commercial Umbrella Policy (all states)

License Fee:                                                           $560,700

--------------------------------------------------------------------------------
** Managerial and Actuarial Reporting System (M.A.R.S.)
software as per Schedule 4

License Fee:                                                           $ 88,800

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Total License Fee:                                                    1,324,500
--------------------------------------------------------------------------------

* Owned by Cover All Technologies, Inc.** Owned by Bexar, Inc.


                                       19
================================================================================

Accepted By:

INSPIRE INSURANCE SOLUTIONS, INC.       PHILADELPHIA CONSOLIDATED
                                        HOLDING CORP.

                                        on behalf of itself and its subsidiaries


BY: /s/ W. J. SMITH, III                BY: /s/ JAMES J. MAGUIRE, JR.
   -----------------------------           -------------------------------------
    (Authorized Officer)                    (Authorized Officer)

Name:  W. J. SMITH, III                 Name:  JAMES J. MAGUIRE, JR.
     ---------------------------             -----------------------------------

Title: President & COO                  Title: Executive Vice President & COO
      --------------------------              ----------------------------------

Address: 300 Burnett Street             Address: One Bala Plaza, Ste. 100
         Fort Worth, TX 76102                    Bala Cynwyd, PA 19004

Date: January 19, 1999                  Date: December 31, 1998
     ----------------------                  ------------------------


                                       20
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

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Implementation Services
Schedule 7

      Implementation Services

      INSpire shall implement the System for Client by June 1, 1999 (the "Implementation Date"). Implementation shall consist of successful completion of the following tasks (collectively, the "Implementation Tasks"):

      1. ValueRate will be modified to support Client's Product Code and Account Number scheme.

      2. ValueRate, Transfluent and WPC will be modified to accommodate Client's expanded Producer Profile.

      3. Satisfaction of the Acceptance Criteria in accordance with Schedule 5.

      A flat fee of $30,000 will be paid by Client for the implementation of the WPC component of the System in accordance with the payment terms listed on
      Schedule 2, section A of this Agreement. (i.e., 25% upon execution and 75% upon Acceptance)

      A flat fee of $30,000 will be paid by Client for the implementation of the ValueRate component of the System in accordance with the payment terms listed on Schedule 2, section A of this Agreement. (i.e., 25% upon execution and 75% upon Acceptance)

      A flat fee of $105,000 will be paid by Client for INSpire to successfully implement items #1 and #2 listed above under Implementation Services as well as for INSpire to perform all functions necessary (inclusive of building and populating all user tables) in order for the System to be tested by Client in accordance with the System Acceptance Test listed on
      Schedule 5 of this Agreement. Payment of this flat fee of $105,000 will be in accordance with the payment terms listed on Schedule 2, section A of this Agreement. (i.e., 25% upon execution and 75% upon Acceptance)

      A flat fee of $1,200 will be paid by Client for the implementation of the M.A.R.S. component of the System in accordance with the payment terms listed on Schedule 2, section A of this Agreement. (i.e., 25% upon execution and 75% upon Acceptance)

      The implementation and license fees agreed to in this Agreement do not include any travel and lodging expense incurred by INSpire personnel in meeting INSpire's obligations under this Agreement. Such expenses will be paid by Client in accordance with Schedule 2 of this Agreement.

      Except for services rendered for a "flat fee", it is agreed that INSpire will bill all work performed on an hourly basis as allowed for in this Agreement at a rate of $150.00 per hour with the exception of the following:

      INSpire will provide to Client, free of charge, 75 hours of Consulting time to assist Client with the development of Interfaces with the WPC product.


                                       21
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

================================================================================

Schedule 7, continued

Accepted By:

INSPIRE INSURANCE SOLUTIONS, INC.       PHILADELPHIA CONSOLIDATED
                                        HOLDING CORP.

                                        on behalf of itself and its subsidiaries


BY: /s/ W. J. SMITH, III                BY: /s/ JAMES J. MAGUIRE, JR.
   -----------------------------           -------------------------------------
    (Authorized Officer)                    (Authorized Officer)

Name:  W. J. SMITH, III                 Name:  JAMES J. MAGUIRE, JR.
     ---------------------------             -----------------------------------

Title: President & COO                  Title: Executive Vice President & COO
      --------------------------              ----------------------------------

Address: 300 Burnett Street             Address: One Bala Plaza, Ste. 100
         Fort Worth, TX 76102                    Bala Cynwyd, PA 19004

Date: January 19, 1999                  Date: December 31, 1998
     ----------------------                  ------------------------


                                       22
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

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System Maintenance
Schedule 8

      This Schedule 8 shall become effective only upon Acceptance of the System under Schedule 5.

      INSpire shall provide Client with System maintenance services on the terms described below, In the event of a conflict between the terms of this
      Schedule 8 and the Agreement (including the other Schedules) the terms of this Schedule 8 shall control.

Warranty

            INSpire warrants that while this Schedule is in effect, the System will conform to the System Specifications. INSpire will, at its sole cost and expense correct any failures or non-conformity(ies) within the following time frames corresponding to the severity level of the failure/non-conformity:

            i. Priority A - INSpire will acknowledge Priority A failures/non-conformities within one (1) hour during normal business hours, 8:00 a.m. CST -- 5:00 p.m. CST and within two
                  (2) hours outside of normal business hours from the time the call was placed by Client. INSpire will provide a fix or workaround within the later of twenty (24) hours from the time the call was placed by Client or at the start of the first business day after the call.

            ii. Priority B - INSpire will acknowledge Priority B failures/non-conformities within one (1) hour during normal business hours, 8:00 a.m. CST -- 5:00 p.m. CST and within two
                  (2) hours outside of normal business hours from the time the call was placed by Client. INSpire will provide a fix or workaround within seventy two (72) hours from the time the call was placed by Client.

            iii. Priority C - INSpire will acknowledge Priority C failures/non-conformities within seventy two (72) hours from the time the call was placed by Client. INSpire will provide a fix or workaround within seven (7) days from the time the call was placed by Client.

            For any failures/non-conformities for which INSpire provides a workaround, INSpire will provide a schedule for the fix of such failure/non-conformities and INSpire will use its reasonable best efforts to provide such fix within thirty (30) days after the call was placed by Client.

            For purposes of this Schedule 8, the following definitions apply:

            Priority A means a failure/non-conformity that renders the System inoperative or causes the System to fail catastrophically.

            Priority B means a failure/non-conformity that significantly degrades performance of the System or materially restricts Client's use of the System.

            Priority C means a failure/non-conformity that causes only a minor impact on the use of the System.


                                       23
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

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Schedule 8, continued

            The priority level of each reported failure/non-conformity will be determined jointly between Client and INSpire at the time the failure/non-conformity is reported.

                  If the failure of the System to conform to the System Specifications is due to Client created error, Client agrees to pay (at the time and materials rates specified in Schedule
                  2) for the services rendered in analyzing and correcting the failure, provided that any such non-conformity(ies) are corrected to the reasonable satisfaction of Client.

Enhancements

                  INSpire shall make available all version upgrades and
                        enhancements to the System. Client shall not be charged a license fee for any version upgrades and enhancements developed during the term of this Schedule.

Telephone Support

                  Inspire shall provide technical support via toll-free
                        telephone during the hours of 8:00 a.m. CST -- 5:00 p.m. CST Monday through Friday excluding national holidays. All calls placed before 1 P.M. shall be returned before 5 P.M. that same day. All other calls shall be returned before 11 A.M. the next business day.

Update Services

      INSpire will provide the Client with periodic releases of the System ("Updates") which contain error corrections and/or minor changes to the existing feature/functionality of the System. Each Update will consist of a set of programs and files made available in the form of machine readable media and will be accompanied by a level of documentation adequate to inform Client of the problems resolved by such Update (including any significant differences resulting from such Update which are known by INSpire) and how to install such Update.

Support Services

      INSpire will provide support services (in addition to the basic Support Services described above) in the form of "ISO Updates." Such ISO Update services are as follows:

      INSpire will issue periodic ISO Update software releases to the Client. Such software releases (which are considered part of the System) shall be licensed to the Client for use in accordance with the licensing provisions of this Agreement. In addition, Client shall be responsible to obtain any other license (from ISO) which may be required to permit its use of such ISO Update software. Each ISO Update software release will consist of a set of programs and files made available in the form of machine readable media and will be accompanied by a level of documentation adequate to inform Client of the changes and/or additions to the ISO rules covered by such ISO Update software release. Additionally, ISO Updates will reflect changes and/or additions to ISO rules for all of the software programs forming the System. ISO


                                       24
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

================================================================================

Schedule 8, continued

      Updates will be based upon (1) normal and customary ISO rule changes and/or additions and (2) upon INSpire's standard interpretation of any such ISO rule change and/or new ISO rule. ISO Updates shall not include any Federal, state or other requirements which are not comprised in or reflected by a standard ISO rule change and/or addition. Client shall install all ISO Updates in a timely manner as reasonably determined by Client.

Extensive ISO Updates

                  "Extensive ISO Updates" are software releases which reflect any ISO rule changes and/or additions which are in excess of the normal and customary ISO rule changes and/or additions addressed by the ISO Update services described in the preceding paragraph. Any such Extensive ISO Update may be licensed by Client in accordance with and subject to the licensing provisions of this Agreement. Each Extensive ISO Update will consist of a set of programs and files made available in the form of machine readable media and will be accompanied by a level of documentation adequate to inform Client of the changes and/or additions to the ISO rules covered by such Update as well as how to install such Update. Extensive ISO Updates are based upon INSpire's standard interpretation of any such extensive ISO rule change and/or new ISO rule.

Term

                  This Schedule shall take effect on the date the System is
                        accepted by Client in accordance with the terms of
                        Schedule 5 of this Agreement and shall continue until terminated by Client, with or without cause, upon thirty
                        (30) days prior written notice to INSpire. Upon termination, INSpire shall refund to Client any maintenance fees paid in advance hereunder.

Renewal Changes

                  INSpire reserves the right to change, for each year this
                        Schedule remains in effect after the first year, the fees charged hereunder, provided that such fees shall not be increased per year by more than five percent (5%) of the dollar amount charged during the expiring year.

Expenses

                  Client shall reimburse INSpire in accordance with Schedule 2,
                        Section C.

Fees

      Upon Acceptance, Inspire shall invoice and Client shall pay within 10 days the amount of $198,675.00(the "Maintenance Fee") for one year of coverage under this Schedule. Thereafter, on every anniversary of the date of Acceptance, so long as this Schedule remains in effect, INSpire shall invoice and Client shall pay the dollar


                                       25
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

================================================================================

Schedule 8, continued

      amount equal to 18% of the total license fee paid under this Agreement. Client shall pay all such invoices within ten (10) days.

Source Code

      INSpire shall provide Client with a copy of the source code (and accompanying documentation) for all software provided under this Schedule (excluding the ValueRate Software, M.A.R.S. Software and any other third party software). All such source code shall be provided to Client within thirty (30) days of the date upon which the corresponding object code is provided.

Accepted By:

INSPIRE INSURANCE SOLUTIONS, INC.       PHILADELPHIA CONSOLIDATED
                                        HOLDING CORP.

                                        on behalf of itself and its subsidiaries


BY: /s/ W. J. SMITH, III                BY: /s/ JAMES J. MAGUIRE, JR.
   -----------------------------           -------------------------------------
    (Authorized Officer)                    (Authorized Officer)

Name:  W. J. SMITH, III                 Name:  JAMES J. MAGUIRE, JR.
     ---------------------------             -----------------------------------

Title: President & COO                  Title: Executive Vice President & COO
      --------------------------              ----------------------------------

Address: 300 Burnett Street             Address: One Bala Plaza, Ste. 100
         Fort Worth, TX 76102                    Bala Cynwyd, PA 19004

Date: January 19, 1999                  Date: December 31, 1998
     ----------------------                  ------------------------


                                       26
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